Exhibit 10.29

EXECUTION VERSION

AMENDMENT NUMBER FIFTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013,

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER FIFTEEN (this “Amendment Number Fifteen”) is made this 19th day of July, 2018, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (as amended, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested that Buyer agree to amend the Agreement, and the Buyer has agreed, subject to the terms and conditions set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of July 19, 2018 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by deleting the definitions of “Net Operating Income” and “Termination Date” and replacing each of them with the following, respectively:

“Net Operating Income” shall mean, for any period, GAAP net income, minus the amount of non-cash capitalized interest expense on secured financings, income taxes, depreciation expenses and amortization of debt issue costs related to all outstanding long term debt, and the amount of any prepayment of principal amounts of debt and any prepayment penalties associated with such debt.

“Termination Date” shall mean August 10, 2018, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(b) Section 13(q) of the Agreement is hereby amended by deleting clause (ii) of such Section 13(q) and replacing it with the following:

(ii) as of the end of the immediately preceding calendar quarter, Guarantor’s Net Operating Income for at least one (1) of the previous two (2) consecutive calendar quarters is equal to or greater than $1.00.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Fifteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Fifteen shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER FIFTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number Fifteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Fifteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Fifteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:

Name:
Title:

CITIBANK, N.A. (Buyer)

By:	/s/ Peter D. Steinmetz

Name:	Peter D. Steinmetz
Title:	Vice President Citibank, N.A.

Amendment Fifteen to MRA

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Fifteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:	/s/ Jeff Taylor

Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A. (Buyer)

By:

Name:
Title:

Amendment Fifteen to MRA